UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. 1)

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
C.H. Robinson Worldwide, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

EXPLANATORY NOTE
On March 26, 2024, C.H. Robinson Worldwide, Inc. (the “Company” filed with the U.S. Securities and Exchange Commission its Definitive Proxy Statement on Schedule 14A for its 2024 Annual Meeting of Shareholders (the “Proxy Statement”) to be held on May 9, 2024 (the “Annual Meeting”). This Amendment No. 1 to the Proxy Statement (“Amendment No. 1”) is filed solely to amend the Proxy Statement to correct an inadvertent clerical error to the number of shares of the Company’s common stock outstanding as of the close of business on March 13, 2024, the record date for the Annual Meeting (the “Record Date”), disclosed in the Proxy Statement from 116,993,730 shares of common stock to 115,711,775 shares of common stock. Appendix A restates the following sections of the Proxy Statement to reflect this correction:
•Section titled “Security Ownership and Related Information—Security Ownership of Certain Beneficial Owners and Management” on page 93-94; and
•Section titled “Questions and Answers about the Annual Meeting—General Information—Who is entitled to vote?” on page 96.
Except as described above and as reflected in the corrected sections set forth on Appendix A, this Amendment No. 1 does not supersede, modify or update any disclosure in the Proxy Statement. In addition, this Amendment No. 1 does not reflect events occurring after the date of the Proxy Statement or modify or update such disclosure that may have been affected by subsequent events. You should read this Amendment No. 1 in conjunction with the Proxy Statement.
If you have already returned your proxy or voting instruction card or provided voting instructions, you do not need to take any action unless you wish to change your vote.

APPENDIX A

Correction to Pages 93-94:

Security Ownership and Related Information
Security Ownership of Certain Beneficial Owners and Management
The following table contains information regarding beneficial ownership of C.H. Robinson’s common stock as of Wednesday, March 13, 2024, by (i) each person who is known by the company to own beneficially more than 5% of the common stock, (ii) each director or nominee, and each NEO of the company named in the Summary Compensation Table and (iii) all current company directors and executive officers as a group. Unless otherwise noted, the shareholders listed in the table have sole voting and investment powers with respect to the shares of common stock owned by them. Percentage ownership of our management is based on 115,711,775 shares of our common stock issued and outstanding on Wednesday, March 13, 2024. Percentage ownership of our largest shareholders is based on the percentages set forth in the Schedule 13G/As referenced below.

	Number of Shares Beneficially Owned(1)	Percentage of Outstanding Shares	Number of Performance Shares Granted(2)
The Vanguard Group(3) 100 Vanguard Blvd. Malvern, PA 19355	14,038,149	12.00%
BlackRock Inc.(4) 50 Hudson Yards New York, NY 10105	13,065,167	11.17%
First Eagle Investment Management, LLC(5) 1345 Avenue of the Americas New York, NY 10105	9,482,897	8.11%
State Street Corporation State(6) State Street Financial Center One Congress Street, Suite 1 Boston, MA 02114	7,972,618	6.81%
David P. Bozeman	158,144	0.14%	136,716
Michael P. Zechmeister(7)	150,449	0.13%	46,114
Angela K. Freeman(8)	142,509	0.12%	53,150
Arun D. Rajan	132,664	0.11%	63,326
Michael J. Short(9)	96,157	0.08%	51,742
Scott P. Anderson	52,015	0.04%
James J. Barber Jr	1,999	—%
Kermit R. Crawford	6,654	0.01%
Timothy C. Gokey	18,877	0.02%
Mark A. Goodburn	7,749	0.01%
Mary J. Steele Guilfoile	20,402	0.02%
Jodee A. Kozlak	21,329	0.02%
Henry J. Maier	5,339	—%
James B. Stake	29,276	0.03%

Paula C. Tolliver	12,127	0.01%
Henry W. “Jay” Winship(10)	272,872	0.24%
All current executive officers and directors as a group (18 people)	1,376,878	1.19%	429,925
(1)Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission and generally includes voting power and/or investment power with respect to securities. Shares of common stock subject to options currently exercisable within 60 days of March 13, 2024, are deemed outstanding for computing the percentage beneficially owned by the person holding such options but are not deemed outstanding for computing the percentage beneficially owned by any other person.
(2)The figures in this column represent the performance-based restricted shares and units granted to the NEOs and the other executive officers of the company.
(3)Disclosure is made in reliance upon a statement on Schedule 13G/A filed with the Securities and Exchange Commission on February 13, 2024. The Vanguard Group, Inc., filing as an investment adviser in accordance with Rule 240.13d-1(b)(1)(ii)(E), has shared voting power over 153,135 shares, sole dispositive power over 13,513,714 shares, and shared dispositive power over 524,335 shares.
(4)Disclosure is made in reliance upon a statement on Schedule 13G/A filed with the Securities and Exchange Commission on January 24, 2024. BlackRock, Inc., filing as a parent holding company or control person in accordance with Rule 240.13d-1(b)(1)(ii)(G), has sole voting power over 11,889,438 shares and sole dispositive power over 13,065,167 shares.
(5)Disclosure is made in reliance upon a statement on Schedule 13G/A filed with the Securities and Exchange Commission on February 8, 2024, by First Eagle Investment Management, LLC (“FEIM”), filing as an investment adviser in accordance with Rule 240.13d-1(b)(1)(ii)(E), has sole voting power over 8,571,979 shares and sole dispositive power over 9,482,897 shares. The First Eagle Global Fund, a registered investment company for which FEIM acts as investment adviser, may be deemed to beneficially own 6,737,246 shares, or 5.78% of the company’s common stock.
(6)Disclosure is made in reliance upon a statement on Schedule 13G/A filed with the Securities and Exchange Commission on January 30, 2024, by State Street Corporation, filing as a parent holding company or control person in accordance with Rule 240.13d-1(b)(1)(ii)(G), has shared voting power over 5,153,469 shares and shared dispositive power over 7,964,376 shares.
(7)Includes 85,976 shares underlying time-based stock options exercisable within 60 days.
(8)Includes 43,520 shares underlying time-based stock options exercisable within 60 days.
(9)Includes 10,408 shares underlying time-based stock options exercisable within 60 days.
(10)Includes 266,936 shares beneficially owned by Pacific Point Advisors LLC. Mr. Winship disclaims beneficial ownership of the shares held by Pacific Point except to the extent of his actual pecuniary interest in such shares.
Correction to Page 96:
Questions and Answers about the Annual Meeting
General Information
Who is entitled to vote?
Holders of record of C.H. Robinson Worldwide, Inc., common stock, par value $0.10 per share, at the close of business on March 13, 2024, are entitled to vote at our Annual Meeting. March 13, 2024 is referred to as the record date. As of the record date, 115,711,775 shares of common stock were outstanding. Each share is entitled to one vote. There is no cumulative voting.
Shares are counted as present at the Annual Meeting if either the shareholder is present and votes during the Annual Meeting, or has properly submitted a proxy by mail, by telephone, or by internet. To achieve a quorum and conduct business at the Annual Meeting, a majority of our issued and outstanding common stock as of March 13, 2024 must be present and entitled to vote. If a quorum is not represented at the Annual Meeting, the shareholders and proxies entitled to vote will have the power to adjourn the Annual Meeting until a quorum is represented.